Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Ambient Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Joyce, President and Chief Executive Officer (Principal  Executive Officer and Principal Financial and Accounting Officer) of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: April 29, 2008

/s/ JOHN JOYCE
JOHN JOYCE
Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.